UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21719

INVESTMENT MANAGERS SERIES TRUST

(Exact name of registrant as specified in charter)

235 West Galena Street

Milwaukee, WI 53212

(Address of principal executive offices) (Zip code)

Diane J. Drake

Mutual Fund Administration, LLC

2220 E. Route 66, Suite 226

Glendora, CA 91740

(Name and address of agent for service)

(626) 385-5777

Registrant’s telephone number, including area code

Date of fiscal year end: June 30

Date of reporting period: June 30,2023

Item 1. Report to Stockholders.

(a)	The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

AAM/Bahl & Gaynor Income Growth Fund

(Class A: AFNAX)

(Class C: AFYCX)

(Class I: AFNIX)

ANNUAL REPORT

JUNE 30, 2023

AAM/Bahl & Gaynor Income Growth Fund

A series of Investment Managers Series Trust

Table of Contents

Letter to Shareholders	1
Fund Performance	10
Schedule of Investments	12
Statement of Assets and Liabilities	15
Statement of Operations	16
Statements of Changes in Net Assets	17
Financial Highlights	18
Notes to Financial Statements	21
Report of Independent Registered Public Accounting Firm..	28
Supplemental Information	29
Expense Example	34

This report and the financial statements contained herein are provided for the general information of the shareholders of the AAM/Bahl & Gaynor Income Growth Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

www.aamlive.com/publicsite/mutual-funds

18925 Base Camp Road, Monument, CO 80132 Tel: 888.883.2663 Fax: 719.488.4215 www.aamlive.com

AAM/Bahl & Gaynor Income Growth Fund

Annual Shareholder Letter: June 30, 2023

To the Shareholders and Directors of the AAM/Bahl & Gaynor Income Growth Fund:

The AAM/Bahl & Gaynor Income Growth Fund (the “Fund”) Class A, Class C, and Class I increased +8.43% (2.49% net of load), +7.57%, and +8.68%, respectively for the Fund’s Fiscal Year ending June 30, 2023. Over the same period, the Standard & Poor’s 500 Index1 (S&P 500) increased +19.59%. Please see more complete information below.

The Fund’s large-cap core approach seeks to provide high current income that consistently rises. The Fund typically invests in high-quality companies that have historically exhibited an ability to grow revenues, earnings, and dividends in a variety of economic environments.

The Fund is managed by its sub-advisor, Bahl & Gaynor Investment Counsel, Inc. (Bahl & Gaynor), to achieve three long-term goals that are listed below in order of priority:

1.	High Current and Growing Income,
2.	Downside Protection, and;
3.	Price Appreciation.

Generating high current and growing income is the first priority of the Fund. This objective is achieved by adhering to minimum yield guidelines for investment, a diversification policy regarding per-security income contribution and a commitment to investing in dividend growth companies. The Fund may only invest in dividend-paying companies with a current yield of 2.0% or greater at the time of initiation. This allows the Fund to provide an attractive level of current income in addition to a growing income stream over time. Diversification of the income stream is an important consideration in the Fund’s management in an attempt to reduce the risk of income disruption, especially in times of market stress. Bahl & Gaynor will not allow an individual holding to represent more than 6.0% of the Fund’s overall income. Finally, the Fund seeks to invest only in companies possessing the wherewithal and propensity to grow dividend payments sustainably over time.

As a secondary objective, and in support of the primary objective, the Fund seeks to provide downside protection by investing in a diversified selection of high-quality companies. High-quality companies tend to be viewed as safe havens by investors in times of market turmoil. Although there is no single metric that can determine quality, high-quality companies tend to possess durable and defensible competitive advantages, are typically overseen by skilled management teams, exhibit consistent revenue and earnings growth, employ leverage judiciously and balance various forms of capital allocation simultaneously (e.g. capital expenditures, acquisitions, share repurchases, and dividends) to maximize shareholder value. Bahl & Gaynor believes the downside protection priority of the Fund can be achieved, in large part, by successfully fulfilling the Fund’s primary objective of delivering high current and growing income. Dividend-growth companies tend to also exhibit many characteristics of high-quality companies mentioned above. Further, the Fund focuses on maintaining a diversified portfolio to reduce volatility of returns and reduce the risk of a permanent impairment of capital. This is achieved by typically limiting individual position sizes to 5.0% of portfolio value, which Bahl & Gaynor believes appropriately balances the need to manage firm-specific risk while also maintaining consistency with our fundamental, bottom-up, active management style.

Advisors Asset Management, Inc. (AAM) is a SEC registered investment advisor and member FINRA/SIPC.

Finally, and although future performance cannot be guaranteed, if the Fund successfully achieves its first two objectives, the third objective of price appreciation should follow over the course of a full market cycle. Investors should understand that the high-quality approach employed by the Fund rarely leads to outperformance during strong market uptrends, in speculative markets, and in markets where low-quality investments are favored. Because of this, Bahl & Gaynor takes a long-term view in evaluating performance metrics and is careful to frame the Fund’s performance in terms of the amount of risk taken to deliver returns. Therefore, the Fund seeks to deliver favorable risk-adjusted returns over a full market cycle.

Several other portfolio construction considerations are listed below before advancing to a discussion of the Fund’s performance against its prioritized objectives during the recently ended Fiscal Year:

•	The Fund will only invest in individual company common stock. The Fund will not invest in bond, convertible, exchange traded fund (ETF), option, preferred stock or master limited partnership (MLP) securities;

•	The Fund will typically hold between 40 and 50 individual company common stock securities. As of the end of the Fiscal Year, the Fund held 44 common stock securities;

•	The Fund seeks to invest in the common stock of companies with a market capitalization exceeding $10 billion at the time of investment;

•	The Fund seeks to remain fully invested, as Bahl & Gaynor does not wish to make asset allocation decisions on behalf of Fund investors. Therefore, cash is a purely frictional holding and generally represents between 1.0% and 3.0% of Fund assets at any given time.

Performance Discussion

Performance discussions concerning the Fund are structured to acknowledge the prioritized strategy objectives: high current and growing income, downside protection and price appreciation adjusted for risk. Further, the performance of various dividend yield and quality tranches within the Fund’s S&P 500 benchmark are useful in characterizing the investment environment prevalent during a performance evaluation period.

Fund Objective #1: High Current and Growing Income

During the Fiscal Year, the Fund delivered growth in portfolio income (cash dividends received) of approximately +11.8%. It should be noted that this figure is not merely an average of the dividend increases announced among Fund holdings. Rather, it is what Bahl & Gaynor believes to be the closest approximation of portfolio-level income growth a Fund investor would experience throughout the Fiscal Year. This figure is higher than the comparably calculated income growth experience of an investor in an S&P 500 ETF2 (e.g. SPDR® S&P 500 ETF Trust, ticker: SPY) of +10.3% for the same period. Further, the fund delivered material purchasing power accretion relative to inflation, which was a major investor concern during the Fiscal Year and advanced +3.1% as measured by the Bureau of Labor Statistics Consumer Price Index (CPI) for Urban Consumers, seasonally adjusted.

Over the last three Fiscal Years, on an annualized basis, the Fund has grown portfolio income +9.6% annually, versus S&P 500 ETF income growth of +6.1% annually, and CPI growth of +5.7% annually. This period encompasses the majority of the COVID-19 pandemic and demonstrates Bahl & Gaynor’s commitment managing the Fund for sustainable income growth, relative to the Fund’s benchmark and inflationary forces. As investors face the prospect of economic recession in future years, Bahl & Gaynor remains committed to managing the Fund to produce a sustainably growing dividend income stream.

Fund Objective #2: Downside Protection

Protecting capital in falling markets is the secondary objective of the Fund. The Fiscal Year began with a high and rising level of market volatility but began to normalize in the second half, a period defined by the propulsion of mega-cap stocks, waning recessionary fears, and a risk-on tape. Volatility is generally favorable to the Fund’s high-quality approach but, as previously mentioned, rarely leads to outperformance during strong market uptrends, in speculative markets, and in markets where low-quality investments are favored.

While the likelihood of economic recession is unknown amidst conflicting marketing signals, we believe risk management across the business cycle, through downside protection, prioritizes the avoidance of permanent impairments of Fundholder capital. Bahl & Gaynor remains confident in the quality of Fund holdings’ business models and financial positioning to address future downside risk events.

Fund Objective #3: Price Appreciation Adjusted for Risk

Bahl & Gaynor believes it is important to discuss performance of the Fund within the context of the strategy’s investable universe, a quality framework, and through traditional attribution analysis given our active management style. The Income Growth strategy’s investable universe can be approximated as the subset of S&P 500 constituents with a current dividend yield of 2.0% or greater. The performance of this yield tranche is presented below for the Fiscal Year just ended as well as two additional tranches that represent the remaining portions of the S&P 500: companies within the S&P 500 that pay a dividend but yield less than 2.0% and non-dividend companies.

Fiscal Year 2023

S&P 500 Total Return by Dividend Yield Tranche

Dividend Yield Tranche	Fiscal Year 2023
2.0% or greater	+6.55%
0.0% to 2.0%	+30.05%
No Dividend	+25.15%
Total S&P 500	+19.59%

Source: FactSet, 2023.

Fiscal Year 2023: 7/1/2022 – 6/30/2023.

While strong stock selection supported the Fund’s outperformance versus its investable universe of stocks yielding 2.0% or greater, the Fund’s dividend growth focused mandate underperformed over the past Fiscal Year relative to dividend paying companies with a yield less than 2.0% and non-dividend paying companies. Performance dynamics across these tranches illustrate the rally in risk assets during the Fiscal Year second half. Furthermore, as a market capitalization weighted index, the outperformance of the largest companies had the greatest impact on returns masking the narrow market breadth, with only three of eleven S&P 500 sectors posting returns above the S&P 500 Index. Much of the outperformance in these sectors (Information Technology, Consumer Discretionary, and Communication Services), came from low dividend payers Apple (AAPL) and NVIDIA (NVDA) or non-dividend payers Alphabet (GOOGL), Amazon (AMZN), and Tesla (TSLA).

Fiscal Year 2023

S&P 500 Total Return by S&P Quality Ranking Tranche

Dividend Yield Tranche	Fiscal Year 2023
A- or Better	+11.22%
B+ or Worse	+23.05%
Total S&P 500	+19.59%

Source: FactSet, 2023.

Fiscal Year 2022: 7/1/2021 – 6/30/2023.

A quality lens can also be an important construct through which to view Fund performance through cycle. Often markets work though market uptrends and downtrends, but through Bahl & Gaynor’s quality lens we seek to identify and invest in high-quality companies that embody business stability, earnings quality, earnings power, and financial strength over a full economic cycle. The most recently completed Fiscal Year was generally characterized as an uptrend propelled by market narrowness and multiple expansion more constructive for lower-quality assets. Fund performance during the recently completed Fiscal Year closely resembled performance of the higher quality subset of market constituents listed above (A- or Better cohort). This cohort tends to benefit in periods of economic uncertainty and market volatility.

As an active manager, Bahl & Gaynor seeks to generate favorable risk-adjusted returns over a full market cycle primarily through security selection driven by our high-quality, dividend growth approach. The tables below depict sector and individual company contribution to total return during the Fiscal Year and are followed by a brief discussion of sector allocation and security selection attribution.

Fiscal Year 2023 Income Growth Sector Contribution
1.	Health Care
2.	Materials
3.	Communication Services
4.	Consumer Staples
5.	Consumer Discretionary
6.	Energy
7.	Industrials
8.	Utilities
9.	Real Estate
10.	Information Technology
11.	Financials
Note: Figures relative to the S&P 500 index. Source: Bahl & Gaynor and FactSet, 2023. Fiscal Year 2023: 7/1/2022 – 6/30/2023.

Company selection within Health Care was the most accretive performance attribute during the Fiscal Year. In the presence of economic growth concerns, Health Care is often viewed as a safe haven based on investor perception of fundamental stability and less economically sensitive demand. Of the names owned in the Fund, Pharmaceutical companies Eli Lilly (LLY) and Merck (MRK) enjoyed valuation stability or expansion. The avoidance of the life science & tools and managed care industries in Health Care was also beneficial during the past year. While fundamentals remain strong, on the whole, managed care companies were plagued with multiple compression and relatively undervalued earnings streams. As economic and market volatility continues, Bahl & Gaynor will remain focused on the developing fundamental and valuation dynamics of this sector but expects delivery of dividend growth to remain attractive.

Company selection within the Materials sector, specifically the Fund’s lone holding in APD, was also helpful to performance during the Fiscal Year. The Fund looks to invest in companies with stable and predictable earnings growth within the Materials sector. These companies often have cost advantages and pricing power stronger than that of highly cyclical peers that may see earnings and therefore dividend growth more sensitive to economic cycles.

The vast majority of constituents in the Communication Services sector do not pay a dividend, and Bahl & Gaynor had no holdings in the sector as of the end of the Fiscal Year. A volatile year for the sector saw some of the largest constituents rebound after previously seeing valuation compression, although the sector still underperformed the S&P 500 for the full Fiscal Year, and the Fund’s underweight positioning was rewarded.

As a continuation of the trend from the prior Fiscal Year (7/1/21-6/30/22), Information Technology stocks underperformed in the first half of the 2023 Fiscal Year (7/1/22-12/31/22), as the sector saw severe valuation compression amid rising interest rates given the concentration of high valuation constituents. During this time, Bahl & Gaynor’s focus on more consistent, profitable, and reasonably valued names provided substantial downside protection amid market volatility. However, as the market narrowed and returned to a risk-on environment in the last six months of the Fiscal Year, the largest Information Technology constituents significantly outperformed - many of these names either pay a dividend less than 2% or do not pay a dividend at all. Bahl & Gaynor’s sector underweight and focus on dividend growth constituents resulted in Bahl & Gaynor’s sector underperformance versus the sector Index. However, the Fund’s sector holdings remain a ballast of consistent dividend growth, contributing to the Fund’s primary objective.

The collapse of SVB and the resulting lack of confidence in the banking system coupled with uncertainty surrounding future regulatory hurdles led to regional bank underperformance during the Fiscal Year. Additionally, this cohort has seen more severe deposit pressure due to perceived safety relative to the safe-haven SIFI (“systemically important financial institutions”) banks and has faced more significant downward earnings revisions due to higher expected regulatory hurdles. While the events in mid-March were unpredictable and the resulting conclusion for the banking industry has yet to be seen, the Fund’s bank holdings continue to provide high current income and attractive valuations relative to the broader market. In addition, the Fund’s exposure to the Insurance industry has provided sound downside protection and earnings visibility to complement regional bank holdings within the Financials sector.

As interest rates increased during the Fiscal Year, the Real Estate sector saw downward pressure to asset values, higher interest expense on variable debt, and declining growth estimates. Typically characterized by higher leverage, Real Estate is exposed to higher interest rates as companies often rely on borrowing to finance property acquisitions and expansions. The Fund’s overweight sector exposure and selection effect, primarily in the Tower REITs which are dealing with the negative short-term effects of carrier consolidation and a more tepid 5G rollout, was a headwind to performance.

Fiscal Year 2023 Income Growth Top Contributors / Detractors

Top Contributors	Top Detractors
Broadcom (AVGO)	Truist Financial (TFC)
Eaton Corp (ETN)	Crown Castle (CCI)
Eli Lilly and Company (LLY)	PNC Financial Services (PNC)
Merck (MRK)	AbbVie (ABBV)
Starbucks (SBUX)	U.S. Bancorp (USB)

Source: Bahl & Gaynor, 2023.

Fiscal Year 2023: 7/1/2022 – 6/30/2023.

Top Fund holding contributors to relative performance reflect several themes that have benefited markets overall during the Fiscal Year. As the leader in networking integrated circuits, Broadcom (AVGO) outperformed during the Fiscal Year following strong product cycles and excellent customer and channel management. AVGO has been a beneficiary of artificial intelligence (AI) tailwinds due to its leading position in custom silicon and supplies for neural network machine learning and AI application-specific integrated circuits. AI is expected to drive ~15% of semiconductor revenues this year and could make up 25% or more of revenues in 2024. The company has a long track record of growing the dividend as free cash flow grows, evidenced by +12.2% growth during the Fiscal Year. The company’s focus on shareholder return and attractive outlook for long-term growth gives Bahl & Gaynor confidence the dividend will continue to mirror FCF growth.

Eaton (ETN) delivered robust growth over the past year due to global electrification trends in areas like grid hardening and data center power as well as the ongoing recovery in its commercial aerospace end market. This is after the company reshaped its portfolio over the past several years to be more focused and less cyclical. Fiscal stimulus has allowed the company to capture strong organic growth, which coupled with well-executed Mergers and Acquisitions (M&A) and operating leverage, is leading to cash flows supporting continued dividend growth. ETN delivered a +6.2% dividend increase during the Fiscal Year.

As discussed earlier, Health Care is often viewed as a safe haven based on investor perception of fundamental stability and less economically sensitive demand. Many of the sector constituents owned in the Fund, including Eli Lilly (LLY) and Merck (MRK) enjoyed valuation stability or expansion. This is partly because starting valuations across many mature pharmaceutical companies within Health Care were low relative to growth expectations. As economic and market volatility increases, Bahl & Gaynor remains focused on the developing fundamental and valuation dynamics of this sector but expects delivery of dividend growth to remain attractive. During the Fiscal Year, LLY and MRK raised their dividends +15.3%, and +5.8%, respectively – both indications of strong execution and future growth prospects.

Starbucks (SBUX) was a challenged performer last Fiscal Year, but this has reversed with the company demonstrating impressive pricing power and transaction volume throughout the year. The global presence of high-quality food and beverage options continues to generate strong brand loyalty. SBUX is expected to grow revenue through rewards program enhancements and beverage innovation. Continued capital investment in store layouts to boost efficiency and further improvement in mobile order customer penetration presents a path for margin expansion. The dividend continues to grow, with an +8.2% increase being announced during the Fiscal Year.

As discussed earlier, the collapse of SVB and the resulting lack of confidence in the banking system coupled with uncertainty surrounding future regulatory hurdles led to regional bank underperformance during the Fiscal Year. Deposit run-off, rising deposit betas, and necessary accretion in capital levels has led to ongoing earnings estimate reductions, seen in Fund holdings Truist Financial (TFC), PNC Financial Services (PCN), and U.S. Bancorp (USB). While the events in mid-March were unpredictable and the resulting conclusion for the banking industry is yet to be seen, Bahl & Gaynor’s bank holdings have continued to provide high current income and attractive valuations relative to the broader market.

As a communications infrastructure real estate company, Crown Castle (CCI) was negatively impacted by rising interest rates resulting in higher variable interest expense and the carrier consolidation of T-Mobile and Sprint, which will see the termination of some long-term contracts. Despite this, the company stands poised to benefit in the long term from the rollout of 5G technology, both in the Towers business and in the Small Cell nodes CCI deploys for densification in highly populated areas. With limited competition and high barriers to entry, CCI remains essential to the industry as the demand for mobile data usage and robust wireless networks only increases.

Following strong performance in the prior Fiscal Year, AbbVie (ABBV) underperformed as investors focused on the 2023 patent expiration for ABBV’s blockbuster anti-inflammatory drug Humira. However, as the Humira patent rolls-off, the company will be at less risk from patent losses through 2030, and now has one of the highest-quality and de-risked portfolios across the pharmaceutical industry. ABBV’s diverse product portfolio should drive peer leading growth leads to continued conviction in the dividend, with a 5.0% dividend increase in the most recent Fiscal Year.

Now that Fund performance has been discussed in detail for the Fiscal Year just ended, Bahl & Gaynor will conclude with a review of portfolio construction. The Fund is managed via a bottom-up, fundamental investment decision-making discipline. As a result, there are no specific requirements for sector or industry exposure, which is reflected in the sector allocation table displayed below. Fund capital is allocated according to the conviction Bahl & Gaynor has in a company’s ability to contribute to the fulfillment of overall Fund objectives: high current and growing income, downside protection and price appreciation – in that order. Bahl & Gaynor will not allocate capital to sectors or industries where investment opportunities do not support achievement of these objectives.

Income Growth Sector Allocation (as of 6/30/2023)
Information Technology	14.8%
Health Care	14.4%
Industrials	13.9%
Consumer Staples	12.6%
Financials	10.5%
Consumer Discretionary	8.4%
Energy	6.9%
Utilities	6.7%
Real Estate	5.8%
Materials	3.6%
Cash	2.4%
Communication Services	0.0%
Source: Bahl & Gaynor, 2023.

Portfolio diversification is also an important consideration and is illustrated in the top 10 holdings outlined below. Bahl & Gaynor notes that these top 10 holdings are diverse in terms of sector and industry exposure and reflect the Fund’s commitment to adequate diversification, balanced with sufficient weighting, to connote meaningful conviction in a holding’s fundamental investment thesis.

Income Growth Top 10 Holdings (as of 6/30/2023)
Broadcom (AVGO)	5.73%
Merck (MRK)	4.44%
PepsiCo (PEP)	4.02%
Mondelez (MDLZ)	3.81%
Air Products and Chemicals (APD)	3.59%
AbbVie (ABBV)	3.56%
Eli Lilly (LLY)	3.45%
Chevron (CVX)	3.42%
Procter & Gamble (PG)	3.33%
McDonald’s (MCD)	3.22%
% of Portfolio Value	38.58%
Source: Bahl & Gaynor, 2023.

Bahl & Gaynor is comfortable with the positioning of the Fund in terms of the opportunities and challenges on the horizon in the coming Fiscal Year. Bahl & Gaynor believes the Fund embodies an ideal strategy for investors who desire income, growth of income, downside protection and less volatile returns over long periods of time.

An investment in the Fund is subject to risks and you could lose money on your investment in the Fund. The principal risks of investing in the Fund include, but are not limited to, investing in foreign securities, investing in small and mid-cap companies, and focused risk. The prices of foreign securities may be more volatile than the securities of U.S. issuers because of economic conditions abroad, political developments, and changes in the regulatory environment of foreign countries. Investments in small and mid-cap companies involve greater risks including increased price volatility compared to the market or larger companies. Although the Fund is diversified, the Sub-advisor intends to focus its investments in the securities of a comparatively small number of issuers. Investment in securities of a limited number of issuers exposes the Fund to greater market risk and potential losses than if its assets were diversified among the securities of a greater number of issuers. More information about these risks may be found in the Fund’s prospectus.

1The S&P 500 Index is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. One cannot invest directly in an index.

2The income growth rate for the SPDR® S&P 500 ETF Trust (SPY) is shown as an investable proxy for the S&P 500 Index that pays out real distributions of dividend income paid by the index constituents. SPY income is calculated as of the most recent quarter-end using the trailing twelve months of income earned per the distribution rate paid by the ETF, with income reinvestment at the end of each quarter, compared to the income earned in the twelve-month period one year prior. Additional information related to the risks of SPY can be found in the fund’s prospectus at www.spdrs.com.

Additional ETF Disclosures:

Investment Objective: An S&P 500 ETF such as SPDR® S&P 500 ETF Trust (SPY) seeks to provide investment results that, before expenses, correspond generally to the price and yield performance of the S&P 500 ® Index (Index). It seeks to achieve its investment objective by holding a portfolio of the common stocks that are included in the Index with the weight of each stock in its portfolio substantially corresponding to the weight of such stock in the Index. There is no guarantee an ETF will meet its objective. Generally, a strategy that seeks to track the investment results of an unmanaged index of securities is considered passively managed and will hold constituent securities of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Thus, this could cause the return to be lower than if the strategy employed an active strategy. Additionally, a passively managed ETF return may not match or achieve a high degree of correlation with the return of the Index due to expenses and transaction costs incurred in adjusting its portfolio. It is also possible that the ETF may not always fully replicate the performance of the Index due to the unavailability of certain Index Securities in the secondary market or due to other extraordinary circumstances (e.g., if trading in a security has been halted). Purchase/Redemption: ETFs are bought and sold at market price, not at Net Asset Value (NAV) (as with mutual funds) and may trade at a discount or premium to NAV due to supply and demand of shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for shares in the secondary market, in which case such premiums or discounts may be significant. Shares may only be acquired or redeemed from in creation units. Due to the costs of brokerage commissions imposed by brokers and bid-ask spreads, frequent trading of shares may significantly reduce investment results. Fund Expenses: An ETF may pay transaction costs, such as brokerage commissions, when it buys and sells securities (or “turns over” its Portfolio). Such transaction costs may be higher if there are significant rebalancing of the securities in the Index, which may also result in higher taxes when Units are held in a taxable account. These costs, which are not reflected in estimated annual ETF ordinary operating expenses, affect the performance. Additionally, like mutual funds, an ETF is responsible for its own operating expenses (all of which will be borne directly or indirectly by the shareholders), including among others, legal fees and expenses of counsel; insurance (including trustees’ and officers’ errors and omissions insurance); auditing and accounting expenses; taxes and governmental fees; listing fees; fees and expenses in connection with service providers; expenses for portfolio pricing services by a pricing agent, if any; expenses in connection with the issuance and offering of shares; brokerage commissions and other costs of acquiring or disposing of any portfolio holding of the Fund; and any litigation expenses. Risks: An investment in ETF involves risks similar to those of investing in any fund of equity securities, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates, perceived trends in securities prices, war, acts of terrorism, the spread of infectious disease or other public health issues all of which could result in increased premiums or discounts to the NAV. Taxation of Distributions: Distributions made by an ETF are taxable as ordinary income and/or capital gains, unless investing through a tax-deferred arrangement. There can be no assurance that an ETF will pay dividends. There is no guarantee that an ETF will declare dividends or that, if declared, they will either remain at current levels or increase over time. Liquidity: There can be no assurance that shares of an ETF will trade with any volume, or at all, on any stock exchange and in stressed market conditions, the liquidity of an ETF may begin to mirror the liquidity of the its underlying portfolio holdings, which can be significantly less liquid than shares, which could lead to differences between the market price of the ETF and the underlying value of those shares.

The views in this report were those of Bahl & Gaynor, the Sub-advisor, as of June 30, 2023, and may not reflect their views on the date this report is first published or anytime thereafter. These views are intended to assist the shareholders of the Fund in understanding their investments in the Fund and do not constitute investment advice. This report may contain discussions about investments that may or may not be held by the Fund as of the date of this report. All current and future holdings are subject to risk and to change.

Definitions: A dividend yield, expressed as a percentage, is a financial ratio (dividend/price) that shows how much a company pays out in dividends each year relative to its stock price. Free cash flow is the excess cash that a business has after paying all the operations and capital expenditures. Consumer Price Index (CPI) measures the overall change in consumer prices based on a representative basket of goods and services over time. Downside Capture ratios measure the fund performance in up/down markets relative to the performance of the S&P 500 Index. An up/down market is defined as any period where the market’s return is greater/less than zero. The lower the Downside Capture ratio, the better the manager protected capital during a market decline. The higher the Upside Capture ratio, the better the manager performed during a positive market.

This report and the financial statements contained herein are provided for the general information of the shareholders of the AAM Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

AAM is an SEC-registered investment advisor and member FINRA/SIPC. SEC registration does not imply a certain level of skill or training; nor does it imply that the SEC has sponsored, recommended, or otherwise approved of insight.

Distributor: IMST Distributors, LLC.

Not FDIC Insured – No Bank Guarantee – May Lose Value

CRN: 2023-0807-11051 R

AAM/Bahl & Gaynor Income Growth Fund

FUND PERFORMANCE at June 30, 2023 (Unaudited)

This graph compares a hypothetical $25,000 investment in the Fund’s Class I shares (the Class with the largest net assets), with a similar investment in the S&P 500 Index. The performance graph above is shown for the Fund’s Class I shares, Class A shares and Class C shares performance may vary. Results include the reinvestment of all dividends and capital gains.

The S&P 500 index is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. The index does not reflect expenses, fees or sales charge, which would lower performance. The index is unmanaged and it is not possible to invest in an index.

Average Annual Total Returns as of June 30, 2023	1 Year	5 Years	10 Years
Before deducting maximum sales charge
Class A¹	8.43%	8.77%	9.37%
Class C²*	7.57%	7.94%	8.54%
Class I³	8.68%	9.04%	9.66%
After deducting maximum sales charge
Class A¹	2.49%	7.56%	8.76%
Class C²*	6.57%	7.94%	8.54%
S&P 500 Index	19.59%	12.31%	12.86%

*	Class C shares were first offered on January 31, 2013. The performance figures for Class C include the performance for Class I for the periods prior to the inception date of Class C, adjusted for the difference in Class C and Class I expenses. Class C imposes higher expenses than Class I.
[1]	Maximum sales charge for Class A shares is 5.50%. No sales charge applies on investments of $1 million or more, but a contingent deferred sales charge of 1.00% will be imposed to the extent a finder’s fee was paid on certain redemptions of such shares within 18 months of purchase.
[2]	Maximum contingent deferred sales charge for Class C shares is 1.00% imposed on redemptions within 12 months of purchase.
[3]	Class I shares do not have any initial or contingent deferred sales charge.

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (888) 966-9661.

AAM/Bahl & Gaynor Income Growth Fund

FUND PERFORMANCE at June 30, 2023 (Unaudited) - Continued

The Fund’s expense ratios were 1.08%, 1.83%, and 0.83%, for the Class A, Class C, and Class I shares of the Fund, respectively, which were stated in the current prospectus dated November 1, 2022. For the Fund’s current one year expense ratios, please refer to the Financial Highlights section of this report. The Fund’s Advisor has contractually agreed to waive its fees and/or pay for operating expenses (excluding, as applicable, any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with SEC Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 1.08%, 1.83%, and 0.83% of the average daily net assets of the Class A shares, Class C shares and Class I shares of the Fund, respectively. This agreement is in effect until October 31, 2032, and it may be terminated before that date only by the Trust’s Board of Trustees.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Shares redeemed within 90 days of purchase will be charged a redemption fee of 2.00%.

AAM/Bahl & Gaynor Income Growth Fund

SCHEDULE OF INVESTMENTS

As of June 30, 2023

Number of Shares		Value
	COMMON STOCKS — 97.8%
	CONSUMER DISCRETIONARY — 8.5%
153,837	Home Depot, Inc.	$47,787,926
213,574	McDonald’s Corp.	63,732,617
558,324	Starbucks Corp.	55,307,575
		166,828,118
	CONSUMER STAPLES — 12.4%
888,832	Keurig Dr Pepper, Inc.	27,793,777
994,263	Mondelez International, Inc., Class A	72,521,543
424,064	PepsiCo, Inc.	78,545,134
436,281	Procter & Gamble Co.	66,201,279
		245,061,733
	ENERGY — 7.0%
434,344	Chevron Corp.	68,344,028
172,827	Exxon Mobil Corp.	18,535,696
674,510	Kinder Morgan, Inc.	11,615,062
172,224	Phillips 66	16,426,725
720,154	Williams Cos., Inc.	23,498,625
		138,420,136
	FINANCIALS — 10.5%
285,275	Marsh & McLennan Cos., Inc.	53,654,522
372,508	PNC Financial Services Group, Inc.	46,917,383
229,200	Travelers Cos., Inc.	39,802,872
937,495	Truist Financial Corp.	28,452,973
1,135,761	U.S. Bancorp	37,525,543
		206,353,293
	HEALTH CARE — 14.3%
308,907	Abbott Laboratories	33,677,041
508,403	AbbVie, Inc.	68,497,136
145,491	Eli Lilly & Co.	68,232,369
264,743	Medtronic PLC[1]	23,323,859
763,110	Merck & Co., Inc.	88,055,263
		281,785,668
	INDUSTRIALS — 10.7%
247,507	Eaton Corp. PLC[1]	49,773,658
199,611	Fastenal Co.	11,775,053
126,134	Illinois Tool Works, Inc.	31,553,681
100,010	Lockheed Martin Corp.	46,042,604
273,952	Raytheon Technologies Corp.	26,836,338
254,716	United Parcel Service, Inc., Class B	45,657,843
		211,639,177
	MATERIALS — 3.5%
228,982	Air Products & Chemicals, Inc.	68,586,978

AAM/Bahl & Gaynor Income Growth Fund

SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2023

Number of Shares		Value
	COMMON STOCKS (Continued)
	REAL ESTATE — 5.8%
219,120	Crown Castle, Inc. - REIT	$24,966,533
404,631	Prologis, Inc. - REIT	49,619,900
662,150	Realty Income Corp. - REIT	39,589,948
		114,176,381
	TECHNOLOGY — 18.2%
175,056	Automatic Data Processing, Inc.	38,475,558
129,090	Broadcom, Inc.	111,976,539
682,538	Cisco Systems, Inc.	35,314,516
798,272	Corning, Inc.	27,971,451
107,769	Microsoft Corp.	36,699,655
242,289	Paychex, Inc.	27,104,871
224,935	QUALCOMM, Inc.	26,776,262
295,742	Texas Instruments, Inc.	53,239,475
		357,558,327
	UTILITIES — 6.9%
230,314	Eversource Energy	16,333,869
741,737	NextEra Energy, Inc.	55,036,886
274,700	Sempra Energy	39,993,573
267,922	WEC Energy Group, Inc.	23,641,437
		135,005,765
	TOTAL COMMON STOCKS
	(Cost $1,375,661,349)	1,925,415,576
	SHORT-TERM INVESTMENTS — 2.2%
42,449,813	Fidelity Investments Money Market Treasury Portfolio - Class I 4.92%[2]	42,449,813
	TOTAL SHORT-TERM INVESTMENTS
	(Cost $42,449,813)	42,449,813
	TOTAL INVESTMENTS — 100.0%
	(Cost $1,418,111,162)	1,967,865,389
	Other Assets in Excess of Liabilities — 0.0%	62,574
	TOTAL NET ASSETS — 100.0%	$1,967,927,963

PLC – Public Limited Company
REIT – Real Estate Investment Trusts

[1]	Foreign security denominated in U.S. Dollars.
[2]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

AAM/Bahl & Gaynor Income Growth Fund

SUMMARY OF INVESTMENTS

As of June 30, 2023

Security Type/Sector	Percent of Total Net Assets
Common Stocks
Technology	18.2%
Health Care	14.3%
Consumer Staples	12.4%
Industrials	10.7%
Financials	10.5%
Consumer Discretionary	8.5%
Energy	7.0%
Utilities	6.9%
Real Estate	5.8%
Materials	3.5%
Total Common Stocks	97.8%
Short-Term Investments	2.2%
Total Investments	100.0%
Other Assets in Excess of Liabilities	0.0%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

AAM/Bahl & Gaynor Income Growth Fund

STATEMENT OF ASSETS AND LIABILITIES

As of June 30, 2023

Assets:
Investments, at value (cost $1,418,111,162)	$1,967,865,389
Receivables:
Fund shares sold	902,443
Dividends and interest	2,948,317
Prepaid expenses	32,415
Total assets	1,971,748,564
Liabilities:
Payables:
Fund shares redeemed	1,969,391
Advisory fees	1,033,323
Shareholder servicing fees (Note 7)	301,519
Distribution fees - Class A & C (Note 8)	173,468
Fund accounting and administration fees	187,940
Transfer agent fees and expenses	31,343
Custody fees	23,686
Trustees’ deferred compensation (Note 3)	26,852
Auditing fees	19,355
Chief Compliance Officer fees	3,626
Trustees’ fees and expenses	1,224
Accrued other expenses	48,874
Total liabilities	3,820,601
Net Assets	$1,967,927,963
Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$1,404,488,206
Total distributable earnings (accumulated deficit)	563,439,757
Net Assets	$1,967,927,963

Maximum Offering Price Per Share:
Class A Shares:
Net assets applicable to shares outstanding	$186,429,159
Number of shares issued and outstanding	8,293,457
Net asset value per share[1]	$22.48
Maximum sales charge (5.50% of offering price)[2]	1.31
Maximum offering price to public	$23.79

Class C Shares:
Net assets applicable to shares outstanding	$166,655,086
Number of shares issued and outstanding	7,502,240
Net asset value per share[3]	$22.21

Class I Shares:
Net assets applicable to shares outstanding	$1,614,843,718
Number of shares issued and outstanding	71,650,607
Net asset value per share	$22.54

[1]	A Contingent Deferred Sales Charge (“CDSC”) of 1.00% will be imposed to the extent a finder’s fee was paid on certain redemptions of such shares within 18 months of purchase.
[2]	No initial sales charge is applied to purchases of $1 million or more. On sales of $50,000 or more, the sales charge will be reduced.
[3]	A CDSC of 1.00% may be charged on purchases that are redeemed within 12 months of purchase.

See accompanying Notes to Financial Statements.

AAM/Bahl & Gaynor Income Growth Fund

STATEMENT OF OPERATIONS

For the Year Ended June 30, 2023

Investment income:
Dividends	$56,342,076
Interest	1,207,353
Total investment income	57,549,429

Expenses:
Advisory fees	12,812,234
Shareholder servicing fees (Note 7)	1,439,081
Distribution fees - Class A (Note 8)	465,790
Distribution fees - Class C (Note 8)	1,743,258
Fund accounting and administration fees	931,750
Transfer agent fees and expenses	115,835
Custody fees	124,111
Registration fees	66,561
Shareholder reporting fees	57,143
Trustees’ fees and expenses	38,980
Chief Compliance Officer fees	21,452
Legal fees	20,449
Auditing fees	19,282
Insurance fees	7,626
Miscellaneous	3,020
Total expenses	17,866,572
Net expenses	17,866,572
Net investment income (loss)	39,682,857

Realized and Unrealized Gain (Loss) on:
Net realized gain (loss) on:
Investments	11,814,690
Total net realized gain (loss) on:	11,814,690
Net change in unrealized appreciation (depreciation) on:
Investments	110,612,288
Net change in unrealized appreciation (depreciation)	110,612,288
Net realized and unrealized gain (loss)	122,426,978

Net Increase (Decrease) in Net Assets from Operations	$162,109,835

See accompanying Notes to Financial Statements.

AAM/Bahl & Gaynor Income Growth Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended June 30, 2023	For the Year Ended June 30, 2022
Increase (Decrease) in Net Assets from:
Operations:
Net investment income (loss)	$39,682,857	$31,092,924
Net realized gain (loss) on investments	11,814,690	67,184,827
Net change in unrealized appreciation (depreciation) on investments	110,612,288	(173,204,785)
Net increase (decrease) in net assets resulting from operations	162,109,835	(74,927,034)

Distributions to Shareholders:
Distributions:
Class A	(8,655,721)	(3,272,218)
Class C	(6,946,414)	(1,922,171)
Class I	(78,950,479)	(32,773,906)
Total distributions to shareholders	(94,552,614)	(37,968,295)

Capital Transactions:
Net proceeds from shares sold:
Class A	48,586,709	50,705,451
Class C	16,763,551	25,127,879
Class I	337,963,530	359,326,999
Reinvestment of distributions:
Class A	5,163,190	1,929,235
Class C	4,340,695	1,183,176
Class I	44,492,597	17,638,796
Cost of shares redeemed:
Class A1	(54,660,352)	(45,446,961)
Class C2	(35,563,768)	(34,916,516)
Class I3	(398,630,024)	(378,094,260)
Net increase (decrease) in net assets from capital transactions	(31,543,872)	(2,546,201)

Total increase (decrease) in net assets	36,013,349	(115,441,530)

Net Assets:
Beginning of period	1,931,914,614	2,047,356,144
End of period	$1,967,927,963	$1,931,914,614
Capital Share Transactions:
Shares sold:
Class A	2,198,330	2,142,437
Class C	762,772	1,065,936
Class I	15,236,292	15,249,875
Shares reinvested:
Class A	233,563	79,491
Class C	198,443	48,771
Class I	2,008,073	726,435
Shares redeemed:
Class A	(2,481,064)	(1,925,331)
Class C	(1,634,036)	(1,495,745)
Class I	(17,912,037)	(15,986,451)
Net increase (decrease) in capital share transactions	(1,389,664)	(94,582)

[1]	Net of redemption fee proceeds of $12,462 and $22,937, respectively.
[2]	Net of redemption fee proceeds of $1,577 and $6,813, respectively.
[3]	Net of redemption fee proceeds of $47,385 and $54,405, respectively.

See accompanying Notes to Financial Statements.

AAM/Bahl & Gaynor Income Growth Fund

FINANCIAL HIGHLIGHTS

Class A

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended June 30,
	2023	2022	2021	2020	2019
Net asset value, beginning of period	$21.72	$23.00	$17.85	$18.68	$16.57
Income from Investment Operations:
Net investment income (loss) [1]	0.42	0.32	0.30	0.32	0.30
Net realized and unrealized gain (loss)	1.38	(1.21)	5.15	(0.78)	2.12
Net increase from payments by affiliates (Note 3)	-	-	-	-	- [2]
Total from investment operations	1.80	(0.89)	5.45	(0.46)	2.42

Less Distributions:
From net investment income	(0.42)	(0.31)	(0.30)	(0.30)	(0.31)
From net realized gain	(0.62)	(0.08)	-	(0.07)	-
Total distributions	(1.04)	(0.39)	(0.30)	(0.37)	(0.31)

Redemption fee proceeds[1]	- [2]	- [2]	- [2]	- [2]	- [2]

Net asset value, end of period	$22.48	$21.72	$23.00	$17.85	$18.68

Total return[3]	8.43%	(4.02)%	30.83%	(2.55)%	14.76%[4]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$186,429	$181,239	$185,036	$133,287	$107,286

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed/recovered	1.04%	1.06%	1.08%	1.07%	1.12%
After fees waived and expenses absorbed/recovered	1.04%	1.08%	1.08%	1.08%	1.08%
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed/recovered	1.88%	1.36%	1.48%	1.75%	1.71%
After fees waived and expenses absorbed/recovered	1.88%	1.34%	1.48%	1.74%	1.75%

Portfolio turnover rate	14%	12%	16%	16%	14%

[1]	Based on average shares outstanding for the year.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been lower/higher had expenses not been waived/recovered by the Advisor. Returns shown include Rule 12b-1 fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown do not include payment of sales load of 5.50% of offering price which is reduced on sales of $50,000 or more. Returns do not include payment of Contingent Deferred Sales Charge (“CDSC”) of 1.00% on certain redemptions of Class A shares made within 18 months of purchase. If the sales charge was included total returns would be lower.
[4]	Reimbursement had no impact to the Fund’s Performance (see Note 3).

See accompanying Notes to Financial Statements.

AAM/Bahl & Gaynor Income Growth Fund

FINANCIAL HIGHLIGHTS

Class C

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended June 30,
	2023	2022	2021	2020	2019
Net asset value, beginning of period	$21.48	$22.76	$17.67	$18.50	$16.43
Income from Investment Operations:
Net investment income (loss) [1]	0.25	0.14	0.15	0.18	0.17
Net realized and unrealized gain (loss)	1.35	(1.19)	5.09	(0.78)	2.09
Net increase from payments by affiliates (Note 3)	-	-	-	-	- [2]
Total from investment operations	1.60	(1.05)	5.24	(0.60)	2.26

Less Distributions:
From net investment income	(0.25)	(0.15)	(0.15)	(0.16)	(0.19)
From net realized gain	(0.62)	(0.08)	-	(0.07)	-
Total distributions	(0.87)	(0.23)	(0.15)	(0.23)	(0.19)

Redemption fee proceeds[1]	- [2]	- [2]	- [2]	- [2]	- [2]

Net asset value, end of period	$22.21	$21.48	$22.76	$17.67	$18.50

Total return[3]	7.57%	(4.72)%	29.82%	(3.28)%	13.86%[4]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$166,655	$175,609	$194,729	$164,872	$128,656

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed/recovered	1.79%	1.81%	1.83%	1.82%	1.87%
After fees waived and expenses absorbed/recovered	1.79%	1.83%	1.83%	1.83%	1.83%
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed/recovered	1.13%	0.61%	0.73%	1.00%	0.96%
After fees waived and expenses absorbed/recovered	1.13%	0.59%	0.73%	0.99%	1.00%

Portfolio turnover rate	14%	12%	16%	16%	14%

[1]	Based on average shares outstanding for the year.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been lower/higher had expenses not been waived/recovered by the Advisor. Returns shown include Rule 12b-1 fees of up to 1.00% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown do not include payment of Contingent Deferred Sales Charge (“CDSC”) of 1.00% on redemptions of Class C shares made within 12 months of purchase. If the sales charge was included total returns would be lower.
[4]	Reimbursement had no impact to the Fund’s Performance (see Note 3).

See accompanying Notes to Financial Statements.

AAM/Bahl & Gaynor Income Growth Fund

FINANCIAL HIGHLIGHTS

Class I

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended June 30,
	2023	2022	2021	2020	2019
Net asset value, beginning of period	$21.78	$23.06	$17.89	$18.73	$16.61
Income from Investment Operations:
Net investment income (loss) [1]	0.47	0.38	0.36	0.37	0.35
Net realized and unrealized gain (loss)	1.38	(1.21)	5.16	(0.80)	2.12
Net increase from payments by affiliates (Note 3)	-	-	-	-	- [2]
Total from investment operations	1.85	(0.83)	5.52	(0.43)	2.47

Less Distributions:
From net investment income	(0.47)	(0.37)	(0.35)	(0.34)	(0.35)
From net realized gain	(0.62)	(0.08)	-	(0.07)	-
Total distributions	(1.09)	(0.45)	(0.35)	(0.41)	(0.35)
Redemption fee proceeds[1]	- [2]	- [2]	- [2]	- [2]	- [2]

Net asset value, end of period	$22.54	$21.78	$23.06	$17.89	$18.73

Total return[3]	8.68%	(3.77)%	31.19%	(2.36)%	15.07%[4]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$1,614,844	$1,575,066	$1,667,592	$1,346,619	$940,588

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed/recovered	0.79%	0.81%	0.83%	0.82%	0.87%
After fees waived and expenses absorbed/recovered	0.79%	0.83%	0.83%	0.83%	0.83%
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed/recovered	2.13%	1.61%	1.73%	2.00%	1.96%
After fees waived and expenses absorbed/recovered	2.13%	1.59%	1.73%	1.99%	2.00%

Portfolio turnover rate	14%	12%	16%	16%	14%

[1]	Based on average shares outstanding for the year.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been lower/higher had expenses not been waived/absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[4]	Reimbursement had no impact to the Fund’s Performance (see Note 3).

See accompanying Notes to Financial Statements.

AAM/Bahl & Gaynor Income Growth Fund

NOTES TO FINANCIAL STATEMENTS

June 30, 2023

Note 1 – Organization

AAM/Bahl & Gaynor Income Growth Fund (the “Fund”) is organized as a diversified series of Investment Managers Series Trust, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund’s primary investment objective is current and growing income, secondarily downside protection and thirdly long-term capital appreciation. The Fund currently offers four classes of shares: Class A, Class C, Class T and Class I. The Fund’s Class A and Class I shares commenced operations on July 5, 2012. The Fund’s Class C shares commenced operations on January 31, 2013. Class T shares are not currently available for purchase.

The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, subject to the approval of the Trustees. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated to each class of shares in proportion to their relative net assets. Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services — Investment Companies”.

Note 2 – Accounting Policies

The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

(a) Valuation of Investments

The Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if the last-quoted sales price is not readily available, the securities will be valued at the last bid or the mean between the last available bid and ask price. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”). Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Debt securities are valued by utilizing a price supplied by independent pricing service providers. The independent pricing service providers may use various valuation methodologies including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. These models generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. If a price is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale). The Board of Trustees has designated the Advisor as the Fund’s valuation designee (the “Valuation Designee”) to make all fair value determinations with respect to the Fund’s portfolio investments, subject to the Board’s oversight. As the Valuation Designee, the Advisor has adopted and implemented policies and procedures to be followed when the Fund must utilize fair value pricing. Prior to September 8, 2022, securities were valued at fair value as determined in good faith by the Fund’s advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees. The actions of the Valuation Committee were subsequently reviewed by the Board at its next regularly scheduled board meeting. The Valuation Committee met as needed. The Valuation Committee was comprised of all the Trustees, but action may have been taken by any one of the Trustees.

AAM/Bahl & Gaynor Income Growth Fund

NOTES TO FINANCIAL STATEMENTS - Continued

June 30, 2023

(b) Investment Transactions, Investment Income and Expenses

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends, if applicable, are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statement of Operations. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Fund records a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares in proportion to their relative net assets, except for distribution and service fees which are unique to each class of shares. Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each fund or an alternative allocation method can be more appropriately made.

(c) Federal Income Taxes

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized gains to their shareholders. Therefore, no provision is made for federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

The Income Tax Statement requires management of the Fund to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Fund’s current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of June 30, 2023, and during the prior three open tax years the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(d) Distributions to Shareholders

The Fund will make distributions of net investment income monthly and net capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.

AAM/Bahl & Gaynor Income Growth Fund

NOTES TO FINANCIAL STATEMENTS - Continued

June 30, 2023

(e) Illiquid Securities

Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a Liquidity Risk Management Program (“LRMP”) that requires, among other things, that the Fund limits its illiquid investments that are assets to no more than 15% of net assets. An illiquid investment is any security which may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. If the Advisor, at any time determines that the value of illiquid securities held by the Fund exceeds 15% of its net asset value, the Advisor will take such steps as it considers appropriate to reduce them as soon as reasonably practicable in accordance with the Fund’s written LRMP.

Note 3 – Investment Advisory and Other Agreements

The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement (the “Agreement”) with Advisors Asset Management, Inc. (the “Advisor”). Under the terms of the Agreement, the Fund pays a monthly investment advisory fee to the Advisor at the annual rate of 0.65% of the Fund’s average daily net assets. The Advisor has engaged Bahl & Gaynor, Inc. (the “Sub-Advisor”) to manage the Fund and pays the Sub-Advisor from its advisory fees.

The Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that the total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 1.08%, 1.83% and 0.83% of the average daily net assets of the Fund’s Class A, Class C and Class I Shares, respectively. This agreement is in effect until October 31, 2032, and it may be terminated before that date only by the Trust’s Board of Trustees.

UMB Fund Services, Inc. (“UMBFS”) serves as the Fund’s fund accountant, transfer agent and co-administrator; and Mutual Fund Administration, LLC (“MFAC”) serves as the Fund’s other co-administrator. UMB Bank, n.a., an affiliate of UMBFS, serves as the Fund’s custodian. The Fund’s allocated fees incurred for fund accounting, fund administration, transfer agency and custody services for the year ended June 30, 2023, are reported on the Statement of Operations.

IMST Distributors, LLC, a wholly owned subsidiary of Foreside Financial Group, LLC (d/b/a ACA Group), serves as the Fund’s distributor (the “Distributor”). The Distributor does not receive compensation from the Fund for its distribution services; the Advisor pays the Distributor a fee for its distribution-related services.

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Fund does not compensate trustees and officers affiliated with the Fund’s co-administrators. For the year ended June 30, 2023, the Fund’s allocated fees incurred to Trustees who are not affiliated with the Fund’s co-administrators are reported on the Statement of Operations.

The Fund’s Board of Trustees has adopted a Deferred Compensation Plan (the “Plan”) for the Independent Trustees that enables Trustees to elect to receive payment in cash or the option to select various fund(s) in the Trust in which their deferred accounts shall be deemed to be invested. If a trustee elects to defer payment, the Plan provides for the creation of a deferred payment account. The Fund’s liability for these amounts is adjusted for market value changes in the invested fund(s) and remains a liability to the Fund until distributed in accordance with the Plan. The Trustees Deferred compensation liability under the Plan constitutes a general unsecured obligation of the Fund and is disclosed in the Statement of Assets and Liabilities. Contributions made under the plan and the change in unrealized appreciation/depreciation and income are included in the Trustees’ fees and expenses in the Statement of Operations.

AAM/Bahl & Gaynor Income Growth Fund

NOTES TO FINANCIAL STATEMENTS - Continued

June 30, 2023

Dziura Compliance Consulting, LLC provides Chief Compliance Officer (“CCO”) services to the Trust. The Fund’s allocated fees incurred for CCO services for the year ended June 30, 2023, are reported on the Statement of Operations.

Note 4 – Federal Income Taxes

At June 30, 2023, gross unrealized appreciation/(depreciation) of investments, based on cost for federal income tax purposes were as follows:

Cost of investments	$1,420,164,680

Gross unrealized appreciation	$610,348,146
Gross unrealized depreciation	(62,647,437)

Net unrealized appreciation/(depreciation)	$547,700,709

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

As of June 30, 2023, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$4,098,814
Undistributed long-term capital gains	11,667,086
Tax accumulated earnings	15,765,900

Accumulated capital and other losses	-
Unrealized Trustees’ deferred compensation	(26,852)
Unrealized appreciation/(depreciation) on investments	547,700,709
Total accumulated earnings/(deficit)	$563,439,757

The tax character of the distributions paid during the fiscal years ended June 30, 2023 and June 30, 2022, were as follows:

Distributions paid from:	2023	2022
Ordinary income	$39,629,868	$30,564,206
Net long-term capital gains	54,922,746	7,404,089
Total distributions paid	$94,552,614	$37,968,295

Note 5 – Redemption Fee

The Fund may impose a redemption fee of 2.00% of the total redemption amount on all shares redeemed within 90 days of purchase. For the years ended June 30, 2023 and June 30, 2022, the Fund received $61,424 and $84,155 respectively.

Note 6 – Investment Transactions

For the year ended June 30, 2023, purchases and sales of investments, excluding short-term investments, were $261,492,286 and $356,421,980, respectively.

AAM/Bahl & Gaynor Income Growth Fund

NOTES TO FINANCIAL STATEMENTS - Continued

June 30, 2023

Note 7 – Shareholder Servicing Plan

The Trust, on behalf of the Fund, has adopted a Shareholder Servicing Plan to pay a fee at an annual rate of up to 0.15% of the Fund’s average daily net assets of shares serviced by shareholder servicing agents who provide administrative and support services to their customers.

For the year ended June 30, 2023, shareholder servicing fees incurred are disclosed on the Statement of Operations.

Note 8 – Distribution Plan

The Trust, on behalf of the Fund, has adopted a Rule 12b-1 plan with respect to the Fund’s Class A Shares and Class C Shares. Under the plan, the Fund pays to the Distributor distribution fees in connection with the sale and distribution of the Fund’s Class A and Class C Shares and/or shareholder liaison service fees in connection with the provision of personal services to shareholders of each such Class and the maintenance of their shareholder accounts.

For Class A Shares, the maximum annual fee payable to the Distributor for such distribution and/or shareholder liaison services is 0.25% of the average daily net assets of such shares. For Class C shares, the maximum annual fees payable to the Distributor for distribution services and shareholder liaison services are 0.75% and 0.25%, respectively, of the average daily net assets attributable to such shares. Class I Shares are not subject to any distribution or service fees under the plan.

For the year ended June 30, 2023, the Fund’s distribution and service fees incurred are disclosed on the Statement of Operations.

Note 9 – Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 10 – Fair Value Measurements and Disclosure

Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad Levels as described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•	Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•	Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

AAM/Bahl & Gaynor Income Growth Fund

NOTES TO FINANCIAL STATEMENTS - Continued

June 30, 2023

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of June 30, 2023, in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2*	Level 3*	Total
Investments
Common Stocks[1]	$1,925,415,576	$-	$-	$1,925,415,576
Short-Term Investments	42,449,813	-	-	42,449,813
Total Investments	$1,967,865,389	$-	$-	$1,967,865,389

[1]	For a detailed break-out of common stocks by major industry classification, please refer to the Schedule of Investments.
*	The Fund did not hold any Level 2 or Level 3 securities at period end.

Note 11 – Market Disruption and Geopolitical Risks

Certain local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, or other events could have a significant impact on a security or instrument. Since 2020, the novel strain of coronavirus (COVID-19) has negatively affected the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways. Following Russia’s large-scale invasion of Ukraine, the President of the United States signed an Executive Order in February 2022 prohibiting U.S. persons from entering transactions with the Central Bank of Russia and Executive Orders in March 2022 prohibiting U.S. persons from importing oil and gas from Russia as well as other popular Russian exports, such as diamonds, seafood and vodka. There may also be restrictions on investments in Chinese companies. For example, the President of the United States of America signed an Executive Order in June 2021 affirming and expanding the U.S. policy prohibiting U.S. persons from purchasing or investing in publicly-traded securities of companies identified by the U.S. Government as “Chinese Military-Industrial Complex Companies.” The list of such companies can change from time to time, and as a result of forced selling or an inability to participate in an investment the Advisor otherwise believes is attractive, the Fund may incur losses. The duration of the coronavirus outbreak and the Russian-Ukraine conflict could adversely affect the Fund’s performance, the performance of the securities in which the Fund invests and may lead to losses on your investment. The ultimate impact of COVID-19 and Russia Invasion on the financial performance of the Fund’s investments is not reasonably estimable at this time. Management is actively monitoring these events.

AAM/Bahl & Gaynor Income Growth Fund

NOTES TO FINANCIAL STATEMENTS - Continued

June 30, 2023

Note 12 – New Accounting Pronouncements and Regulatory Updates

Effective January 24, 2023, the SEC adopted rule and form amendments to require mutual funds and exchange-traded funds (ETFs) to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information deemed important for retail investors to assess and monitor their fund investments. Other information, including financial statements, will no longer appear in the funds’ streamlined shareholder reports but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these rule and form amendment changes on the content of the current shareholder report and the newly created annual and semiannual streamlined shareholder reports.

In December 2020, the SEC adopted a new rule providing a framework for fund valuation practices (“Rule 2a-5”). Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 will permit fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security. In connection with Rule 2a-5, the SEC also adopted related recordkeeping requirements and is rescinding previously issued guidance, including with respect to the role of a board in determining fair value and the accounting and auditing of fund investments. The Fund has adopted procedures in accordance with Rule 2a-5.

In March 2020, the FASB issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in the ASU provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate and other interbank-offered based reference rates as of the end of 2021. The ASU is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. In December 2022, the FASB issued ASU No. 2022-06, Reference Rate Reform (Topic 848) - Deferral of the Sunset Date of Topic 848, which extends the period through December 31, 2024. Management has reviewed the requirements and believes the adoption of these ASUs will not have a material impact on the financial statements.

Note 13 – Events Subsequent to the Fiscal Period End

The Fund has adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Fund’s related events and transactions that occurred through the date of issuance of the Fund’s financial statements. There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of

Investment Managers Series Trust

and the Shareholders of the AAM/Bahl & Gaynor Income Growth Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of the AAM/Bahl & Gaynor Income Growth Fund (the “Fund”), a series of Investment Managers Series Trust, including the schedule of investments, as of June 30, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the Fund’s auditor of one or more of the funds in the Trust since 2007.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2023 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

August 29, 2023

AAM/Bahl & Gaynor Income Growth Fund

SUPPLEMENTAL INFORMATION (Unaudited)

Corporate Dividends Received Deduction

For the year ended June 30, 2023, 100.00% of the dividends to be paid from net investment income, including short-term capital gains qualifies for the dividends received deduction available to corporate shareholders of the Fund.

Qualified Dividend Income

Pursuant to Section 854 of the Internal Revenue Code of 1986, the Fund designates income dividends of 100.00% as qualified dividend income paid during the year ended June 30, 2023.

Long-Term Capital Gain

The Fund designates $54,922,746 as a long-term capital gain distribution.

Trustees and Officers Information

Additional information about the Trustees is included in the Fund’s Statement of Additional Information which is available, without charge, upon request by calling (888) 966-9661. The Trustees and officers of the Fund and their principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held by Trustee[e]
“Independent” Trustees:
Charles H. Miller [a] (born 1947) Trustee	Since November 2007	Retired (2013 – present); Executive Vice President, Client Management and Development, Access Data, a Broadridge company, a provider of technology and services to asset management firms (1997 – 2012).	4	None.
Ashley Toomey Rabun [a] (born 1952) Trustee and Chairperson of the Board	Since November 2007	Retired (2016 – present); President and Founder, InvestorReach, Inc., a financial services consulting firm (1996 – 2015).	4	Select Sector SPDR Trust, a registered investment company (includes 11 portfolios).
William H. Young [a] (born 1950) Trustee	Since November 2007	Retired (2014 – present); Independent financial services consultant (1996 – 2014); Interim CEO, Unified Fund Services Inc. (now Huntington Fund Services), a mutual fund service provider (2003 – 2006); Senior Vice President, Oppenheimer Management Company (1983 – 1996); Chairman, NICSA, an investment management trade association (1993 – 1996).	4	None.

AAM/Bahl & Gaynor Income Growth Fund

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held by Trustee[e]
“Independent” Trustee:
James E. Ross [a] (born 1965) Trustee	Since December 2022	Non-Executive Chairman and Director, Fusion Acquisition Corp. II, a special purpose acquisition company (March 2021 – present); Non-Executive Chairman and Director, Fusion Acquisition Corp., a special purpose acquisition company (June 2020 – September 2021); Executive Vice President, State Street Global Advisors, a global asset management firm (2012 – March 2020); Chairman and Director, SSGA Funds Management, Inc., a registered investment advisor (2005 – March 2020); Chief Executive Officer, Manager and Director, SSGA Funds Distributor, LLC, a broker-dealer (2017 – March 2020).	4

SPDR Index Shares Funds, a registered investment company (includes 26 portfolios); SPDR Series Trust, a registered investment company (includes 125 portfolios); Select Sector SPDR Trust, a registered investment company (includes 11 portfolios); SSGA Active Trust, a registered investment company (includes 14 portfolios); Fusion Acquisition Corp II.

AAM/Bahl & Gaynor Income Growth Fund

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held by Trustee[e]
Interested Trustee:
Maureen Quill a* (born 1963) Trustee and President	Since June 2019	President, Investment Managers Series Trust (June 2014 – present); EVP/Executive Director Registered Funds (January 2018 – present), Chief Operating Officer (June 2014 – January 2018), and Executive Vice President (January 2007 – June 2014), UMB Fund Services, Inc.; President, UMB Distribution Services (March 2013 – December 2020); Vice President, Investment Managers Series Trust (December 2013 – June 2014).	4

FPA Funds Trust (includes 2 portfolios), Bragg Capital Trust (includes 2 portfolios), FPA New Income, Inc. and FPA U.S. Core Equity Fund, Inc., each a registered investment company; Source Capital, Inc., a closed-end investment company.

Officers of the Trust:
Rita Dam [b] (born 1966) Treasurer and Assistant Secretary	Since December 2007

Co-Chief Executive Officer (2016 – present), and Vice President (2006 – 2015), Mutual Fund Administration, LLC; Co-President, Foothill Capital Management, LLC, a registered investment advisor (2018 – 2022).

			N/A	N/A
Joy Ausili [b] (born 1966) Vice President, Assistant Secretary and Assistant Treasurer	Since March 2016

Co-Chief Executive Officer (2016 – present), and Vice President (2006 – 2015), Mutual Fund Administration, LLC; Co-President, Foothill Capital Management, LLC, a registered investment advisor (2018 – 2022); Secretary and Assistant Treasurer, Investment Managers Series Trust (December 2007 – March 2016).

			N/A	N/A

AAM/Bahl & Gaynor Income Growth Fund

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held by Trustee[e]
Officers of the Trust:
Diane Drake [b] (born 1967) Secretary	Since March 2016	Senior Counsel, Mutual Fund Administration, LLC (October 2015 – present); Chief Compliance Officer, Foothill Capital Management, LLC, a registered investment advisor (2018 – 2019).	N/A	N/A
Martin Dziura [b] (born 1959) Chief Compliance Officer	Since June 2014

Principal, Dziura Compliance Consulting, LLC (October 2014 – present); Managing Director, Cipperman Compliance Services (2010 – September 2014); Chief Compliance Officer, Hanlon Investment Management (2009 – 2010); and Vice President − Compliance, Morgan Stanley Investment Management (2000 − 2009).

			N/A	N/A

a	Address for certain Trustees and certain officers: 235 West Galena Street, Milwaukee, Wisconsin 53212.
b	Address for Ms. Ausili, Ms. Dam and Ms. Drake: 2220 E. Route 66, Suite 226, Glendora, California 91740.

Address for Mr. Dziura: 309 Woodridge Lane, Media, Pennsylvania 19063.

c	Trustees and officers serve until their successors have been duly elected.
d	The Trust is comprised of 50 series managed by unaffiliated investment advisors. Each Trustee serves as Trustee of each series of the Trust. The term “Fund Complex” applies only to the Fund(s) managed by the same investment advisor. The Fund’s investment advisor also serves as investment advisor to the AAM/Insight Select Income Fund, AAM/HIMCO Short Duration Fund, and AAM/Phocas Real Estate Fund which are offered in a separate prospectus. The Fund does not hold itself out as related to any other series within the Trust, for purposes of investment and investor services.
e	“Other Directorships Held” includes only directorship of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended (that is, “public companies”) or other investment companies registered under the 1940 Act.
*	Ms. Quill is an “interested person” of the Trust by virtue of her position with UMB Fund Services, Inc.

AAM/Bahl & Gaynor Income Growth Fund

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Statement Regarding Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Board of Trustees (the “Board”) of Investment Managers Series Trust (the “Trust”) met on March 15-16, 2023 (the “Meeting”), to review the liquidity risk management program (the “Fund Program”) applicable to the AAM/Bahl & Gaynor Income Growth Fund series of the Trust (the “Fund”) pursuant to the Liquidity Rule. The Board has appointed Advisors Asset Management, Inc., the investment adviser to the Fund, as the program administrator (“Program Administrator”) for the Fund Program. Under the Trust’s liquidity risk management program (the “Trust Program”), the Board has delegated oversight of the Trust Program to the Liquidity Oversight Committee (the “Oversight Committee”). At the Meeting, the Oversight Committee, on behalf of Program Administrator and the Fund, provided the Board with a written report (the “Report”) that addressed the operation, adequacy, and effectiveness of implementation of the Fund Program, and any material changes to it for the period from January 1, 2022, through December 31, 2022 (the “Program Reporting Period”).

In assessing the adequacy and effectiveness of implementation of the Fund Program, the Report discussed the following, among other things:

•	The Fund Program’s liquidity classification methodology for categorizing the Fund’s investments;
•	An overview of market liquidity for the Fund during the Program Reporting Period;
•	The Fund’s ability to meet redemption requests;
•	The Fund’s cash management;
•	The Fund’s borrowing activity, if any, in order to meet redemption requests;
•	The Fund’s compliance with the 15% limit of illiquid investments; and
•	The Fund’s status as a primarily highly liquid fund (“PHLF”), the effectiveness of the implementation of the PHLF standard, and whether it would be appropriate for the Fund to adopt a highly liquid investment minimum (“HLIM”).

The Report stated that the Fund primarily holds assets that are defined under the Liquidity Rule as “highly liquid investments,” and therefore the Fund is not required to establish an HLIM. Highly liquid investments are defined as cash and any investment reasonably expected to be convertible to cash in current market conditions in three business days or less without the conversion to cash significantly changing the market value of the investment. The Report also stated that there were no material changes made to the Fund Program during the Program Reporting Period.

In the Report, the Program Administrator concluded that (i) the Fund Program, as adopted and implemented, remains reasonably designed to assess and manage the Fund’s liquidity risk; (ii) the Fund continues to qualify as a PHLF and therefore is not required to adopt an HLIM; (iii) during the Program Reporting Period, the Fund was able to meet redemption requests without significant dilution of remaining investors’ interests in the Fund; and (iv) there were no weaknesses in the design or implementation of the Fund Program during the Program Reporting Period.

There can be no assurance that the Fund Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.

AAM/Bahl & Gaynor Income Growth Fund

EXPENSE EXAMPLE

For the Six Months Ended June 30, 2023 (Unaudited)

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase of Class A shares; and (2) ongoing costs, including management fees; distribution and 12b-1 fees (Class A and Class C shares only) and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2023 to June 30, 2023.

Actual Expenses

The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row for your share class, under the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or contingent deferred sales charges. Therefore, the information in the row titled “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value	Ending Account Value	Expenses Paid During Period*
		1/1/23	6/30/23	1/1/23–6/30/23
Class A	Actual Performance	$1,000.00	$1,022.30	$5.22
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.63	5.22
Class C	Actual Performance	1,000.00	1,018.00	8.96
	Hypothetical (5% annual return before expenses)	1,000.00	1,015.91	8.95
Class I	Actual Performance	1,000.00	1,023.30	3.97
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.87	3.97

*	Expenses are equal to the Fund’s annualized expense ratio of 1.04%, 1.79% and 0.79% for Class A, Class C and Class I shares, respectively, multiplied by the average account values over the period, multiplied by 181/365 (to reflect the six month period). Assumes all dividends and distributions were reinvested.

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AAM/Bahl & Gaynor Income Growth Fund

A series of Investment Managers Series Trust

Investment Advisor

Advisors Asset Management, Inc.

18925 Base Camp Road, Suite 203

Monument, Colorado 80132

Sub-Advisor

Bahl & Gaynor, Inc.

255 East Fifth Street, Suite 2700

Cincinnati, Ohio 45202

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP

Two Liberty Place

50 South 16th Street, Suite 2900

Philadelphia, Pennsylvania 19102

Custodian

UMB Bank, n.a.

928 Grand Boulevard, 5th Floor

Kansas City, Missouri 64106

Fund Co-Administrator

Mutual Fund Administration, LLC

2220 East Route 66, Suite 226

Glendora, California 91740

Fund Co-Administrator, Transfer Agent and Fund Accountant

UMB Fund Services, Inc.

235 West Galena Street

Milwaukee, Wisconsin 53212

Distributor

IMST Distributors, LLC

Three Canal Plaza, Suite 100

Portland, Maine 04101

www.acaglobal.com

FUND INFORMATION

	TICKER	CUSIP
AAM/Bahl & Gaynor Income Growth Fund - Class A	AFNAX	461418 188
AAM/Bahl & Gaynor Income Growth Fund - Class C	AFYCX	461418 170
AAM/Bahl & Gaynor Income Growth Fund - Class I	AFNIX	461418 162

Privacy Principles of the AAM/Bahl & Gaynor Income Growth Fund for Shareholders

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the AAM/Bahl & Gaynor Income Growth Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Proxy Voting Policies and Procedures

A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (888) 966-9661, or on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Record

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (888) 966-9661, or by accessing the Fund’s Form N-PX on the SEC’s website at www.sec.gov.

Fund Portfolio Holdings

The Fund files a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the Fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Prior to the use of Form N-PORT, the Fund filed its complete schedule of portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses and notice of annual and semi-annual reports availability and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (888) 966-9661.

AAM/Bahl & Gaynor Income Growth Fund

P.O. Box 2175

Milwaukee, WI 53201

Toll Free: (888) 966-9661

Item 1. Report to Stockholders (Continued).

(b)	Not Applicable

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-888-966-9661.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  William H. Young is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 06/30/2023	FYE 06/30/22
Audit Fees	$ 16,650	$ 16,100
Audit-Related Fees	N/A	N/A
Tax Fees	$ 2,800	$ 2,800
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Weller LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 06/30/2023	FYE 06/30/2022
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 06/30/2023	FYE 06/30/2022
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

(a)	Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

(b)	Not applicable.

Item 6. Schedule of Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed June 8, 2018.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President/Chief Executive Officer

Date	09/08/2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President/Chief Executive Officer

Date	09/08/2023

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer/Chief Financial Officer

Date	09/08/2023